                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

ADCPB BALANCE
Initial ADCPB                                                   85,790,915.00
Prior Month ADCPB                                               13,529,427.12
Current Month ADCPB (Before addition of New Property)           12,606,214.05
Base Principal Amount (Prior - Current)                            923,213.07
Add:  ADCPB of New Transferred Property                                  0.00
Ending ADCPB (Current + ADCPB of New Property)                  12,606,214.05

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                       9,664,399.17
     Class A Certificate Rate                                            6.85%
     One twelfth of Class A Certificate Rate                             0.57%
     Class A Certificate Interest                                   55,167.61
     Prior Month Class A Overdue Interest                                0.00

     Class A Interest Due                                           55,167.61
     Class A Interest Paid                                          55,167.61

     Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                       9,664,399.17
     Class A Percentage                                                 86.00%
     Base Principal Amount                                         923,213.07
                                                                -------------
     Class A Base Principal Distribution Amount                    793,963.24
     Prior Month Class A Overdue Principal                               0.00
                                                                -------------
     Total A Note Principal Due                                    793,963.24
     Additional amount due for floor payment                        84,226.52
     Additional Class A Principal Due                                    0.00
                                                                -------------
     Class A Principal Paid                                        878,189.76

     Class A Overdue Principal                                           0.00
                                                                -------------

     Current Month Class A Principal Balance                     8,786,209.42

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                449,507.33
     Class B-1 Certificate Rate                                   7.63%
     One twelfth of Class B-1 Certificate Rate                    0.64%
     Class B-1 Certificate Interest                           2,858.12
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                   2,858.12
     Class B-1 Interest Paid                                  2,858.12

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                449,507.33
     Class B-1 Percentage                                         4.00%
     Base Principal Amount                                  923,213.07
     Class B-1 Base Principal Distribution Amount            36,928.52
     Prior Month B-1 Overdue Principal                            0.00
     Additional amount due for floor payment                  3,917.51
                                                           -----------
     Total B-1 Note Principal Due                            40,846.03

     Class B-1 Principal Paid                                40,846.03


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance              408,661.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                  449,507.33
     Class B-2 Certificate Rate                                     8.17%
     One twelfth of Class B-2 Certificate Rate                      0.68%
     Class B-2 Certificate Interest                             3,060.40
     Prior Month Class B-2 Overdue Interest                         0.00

     Class B-2 Interest Due                                     3,060.40
     Class B-2 Interest Paid                                    3,060.40

     Current Month Class B-2 Overdue Interest                       0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                  449,507.33
     Class B-2 Percentage                                          4.00%
     Base Principal Amount                                    923,213.07
     Class B-2 Base Principal Distribution Amount              36,928.52
     Prior Month B-1 Overdue Principal                              0.00
     Additional amount due for floor payment                    3,917.51
                                                             -----------
     Total B-1 Note Principal Due                              40,846.03

     Class B-2 Principal Paid                                  40,846.03

     Class B-2 Overdue Principal                                    0.00

     Current Month Class B-2 Principal Balance                408,661.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

FLOOR TEST

     Initial ADCPB                                                      85,790,915.00
     Floor percent                                                               3.50%
                                                                       --------------
     Floor                                                               3,002,682.03

     Ending ADCPB                                                       12,606,214.05

     less
     Beginning Balance - Class A                  9,664,399
     Beginning Balance - Class B1                   449,507
     Beginning Balance - Class B2                   449,507
                                                -----------
                                                 10,563,414
     less
     Current Month Payment - Class A                793,963
     Current Month Payment - Class B1                36,929
     Current Month Payment - Class B2                36,929
                                                -----------
                                                    867,820              9,695,593.56

     Excess of ending ADCPB over Note balance after initial payments     2,910,620.48

     Excess (deficit) of excess balance over floor                         (92,061.54)
     Cash available after payment of regular payments                      130,883.35
                                                                       --------------
     Additional payment to certificate holders                              92,061.54


ADJUSTED FLOOR TEST
     Ending ADCPB                                                       12,606,214.05

     less
     Beginning Balance - Class A                  9,664,399
     Beginning Balance - Class B1                   449,507
     Beginning Balance - Class B2                   449,507
                                                -----------
                                                 10,563,414
     less
     Current Month Payment - Class A                878,190
     Current Month Payment - Class B1                40,846
     Current Month Payment - Class B2                40,846
                                                -----------
                                                    959,882              9,603,532.02

     Excess of ending ADCPB over Note balance after initial payments     3,002,682.03

     Excess (deficit) of excess balance over floor                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                           13,529,427
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                  5,637.26

     Prior Servicer Fee Arrearage                      0.00
     Servicer Fee Due                              5,637.26

     Servicer Fee Paid                             5,637.26

     Current Servicing Fee Arrearage                   0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                           13,529,427
     Back-Up Servicer Fee Rate                      0.0130%
     One-twelfth                                    0.0011%
     Back-up Servicer Fee                            146.57

     Prior Back-Up Servicer Fee Arrearage              0.00
     Total Back-Up Servicer Fee Due                  146.57

     Back-Up Servicer Fee Paid                       146.57

     Current Back-Up Servicing Fee Arrearage           0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                     291.67
     Trustee Fee Rate                               0.0100%

     Prior Trustee Fee Arrearage                       0.00
     Total Trustee Fee Due                           291.67

     Trustee Fee Paid                                291.67

     Current Trustee Fee Arrearage                     0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance     9,664,399.17
     Monthly Premium Rate                           0.0208%
     Prior Premium Arrearage                           0.00
     Premium Amount Due                            2,013.00

     Premium Amount Paid                           2,013.00

     Current Premium Arrearage                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

Early Amortization Events

  (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

  (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

  (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

  (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

  (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

  (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

  (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

  (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

  (i) A Delinquency Trigger Event has occurred and is continuing; or

  (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

  (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                     Gross
                             Gross                       Gross                     Charge-Off
                            Defaults    Recoveries    Charge-Offs       ADCPB         Ratio
                            --------    ----------    -----------    -----------   ----------
           2 months prior     13,865         3,598         10,267     14,786,218         0.83%
           1 month prior      60,968        19,703         41,265     13,609,246         3.64%
           Current               315        23,001        (22,687)    12,642,524        (2.15)%


           3 Month Gross Charge-Off Ratio                                                0.77%
           Maximum Allowed                                                               2.50%

30+ DELINQUENCIES

                                                                        Monthly
                           Delinquencies     ADCPB                   Delinquencies
                           -------------  -----------                -------------
           2 months prior     968,310      14,786,218                    6.55%
           1 month prior      819,583      13,609,246                    6.02%
           Current month      683,511      12,642,524                    5.41%

                           Delinquency Ratio:                           6.000%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)


                            Monthly Gross                       Monthly
                              Defaults          ADCPB        Gross Defaults
                            -------------    -----------     --------------
           Current month          0           12,642,524             0.0000%
           1 month prior          0           13,609,246             0.0000%
           2 months prior         0           14,786,218             0.0000%
                                 --          -----------     --------------
           Sum/Average            0           13,679,329             0.0000%
                                                                          4
                                                             --------------
           Gross Defaults                                              0.00%

                 i A       Subordinated Percentage                    27.06%
                ii B       WAL of Remaining Leases                     1.71
                           Two                                            2
                           Ratio (i/ii)/2                              7.93%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------  -----------    -------------
           2 months prior     372,925      14,786,218        2.52%
           1 month prior      283,391      13,609,246        2.08%
           Current month      259,372      12,642,524        2.05%


                           Issuer Delinquency Trigger Ratio: 2.22%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

                           >
       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

        Aging/Delinquency Statistics

                                                                                      ADCPB            Total
                                                                                 --------------       -------
Current                                                                              11,959,012         94.59%
31-60 Days Past Due                                                                     310,293          2.45%
61-90 Days Past Due                                                                     113,846          0.90%
91+ Days Past Due                                                                       259,372          2.05%
                                                                                 --------------       -------

Total                                                                                12,642,524        100.00%


Certificate Factors

Class A Notes                                                                       0.119086299
Class B-1 Notes                                                                     0.119086402
Class B-2 Notes                                                                     0.119086402


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                          85,790,915.00
Maximum Substitution (10% of Initial)                                              8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                       4,289,545.75

Prior month Cumulative ADCPB Substituted                                           4,134,055.76
Current month ADCPB Substituted                                                      167,193.23
                                                                                 --------------
Cumulative ADCPB Substituted                                                       4,301,248.99

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                   1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                          --
                                                                                 --------------
Cumulative ADCPB Substituted for Defaulted Contracts                               1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                              13,806,963.05
Current month ADCPB prepaid                                                           10,549.87
                                                                                 --------------
Cumulative ADCPB prepaid                                                          13,817,512.92

Prior month Cumulative ADCPB Defaulted                                             6,049,852.70
Current month ADCPB Defaulted                                                            314.73
                                                                                 --------------
Cumulative ADCPB Defaulted                                                         6,050,167.43

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                    74,211.98

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account            (141,167.62)
     Transfer of prior period Excluded Amounts not yet transferred                           (47,939.62)
     Collections Received [5.02 (b)(d)]                                                    1,132,821.06
     Excluded Amounts [5.02 (d)][Definition]                                                (376,263.88)
     Collections on Deposit due Collection Account [5.02 (d)]                               (549,748.57)

     Ending Balance                                                                           91,913.35


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1999                                                                       722,967.48

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add: Servicer Advance                                                                                     401,746.31
     Add: Payments due Collection Account from last 2 business days prior period                               172,408.47
     Add: Add'l transfers                                                                                            0.00
     Add: Amounts to Collection Acct from Security deposit account                                                   0.00
     Less: Total distributions on  December 10, 1999                                                        (1,297,122.26)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                          549,748.57
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                      0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                  0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                             0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                   2,412.68
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                       0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                    0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                              0.00
     Add: Security Deposits Related to Prepayment                                                                    0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                 0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                              0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                   0.00

     Ending balance on August 31, 2000 and September 1, 2000                                                   552,161.25

     Add: Servicer Advances to be deposited on Determination Date                                              393,537.54
     Add: Payments due Collection Acct from last 3 business days                                               122,179.47
     Add: Payments not yet transferred to the Collection Account                                                     0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                       0.00

     Adjusted Collection Account Balance                                                                     1,067,878.26

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                    158,302.99
     Add: Balance deposited on closing date                                                      0.00
     Add: Security Deposits [6.02 b]                                                             0.00
     Less: Amounts to Collection Account [6.02 c]                                                0.00
     Add:  Investment Earnings                                                                 869.38
                                                                                          -----------

     Ending balance on August 31, 2000                                                     159,172.37

     Less: Amounts to Collection Account [6.02 c]                                                0.00

     Adjusted Security Deposit  Account Balance                                            159,172.37


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                             0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                  -----

     Ending balance on August 31, 2000                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                  -----

     Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                               1,067,878.26


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                                   0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                            5,637.26
                 (C)     Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   146.57

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                     2,013.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                               55,167.61

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                           2,858.12

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                             3,060.40

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                793,963.24

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

     (xii)       Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]           36,928.52
                 provided no restricting event exists

     (xiii)      Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]          36,928.52
                 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                                   0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                           38,821.81
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                               84,226.52

                 b.      Class B1 Additional Principal Distribution Amount                                               3,917.51

                 c.      Class B2 Additional Principal Distribution Amount                                               3,917.51

     Reviewed By:



     --------------------------------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

ADCPB BALANCE

Initial ADCPB                                               72,024,925.77
Prior Month ADCPB                                           20,959,597.09
Current Month ADCPB (Before addition of New Property)       20,062,922.69
Base Principal Amount (Prior - Current)                        896,674.40
Add:  ADCPB of New Transferred Property                              0.00
Ending ADCPB (Current + ADCPB of New Property)              20,062,922.69

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                  17,721,504.45
     Class A Certificate Rate                                        6.29%
     One twelfth of Class A Certificate Rate                         0.52%
     Class A Certificate Interest                               92,890.22
     Prior Month Class A Overdue Interest                            0.00

     Class A Interest Due                                       92,890.22
     Class A Interest Paid                                      92,890.22

     Current Month Class A Overdue Interest                          0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                  17,721,504.45
     Class A Percentage                                             88.00%
     Base Principal Amount                                     896,674.40
                                                            -------------
     Class A Base Principal Distribution Amount                789,073.47
     Prior Month Class A Overdue Principal                           0.00
                                                            -------------
     Total A Note Principal Due                                789,073.47
     Additional amount due for floor payment                    32,884.85
     Additional Class A Principal Due                                0.00
                                                            -------------
     Class A Principal Paid                                    821,958.32

     Class A Overdue Principal                                       0.00
                                                            -------------

     Current Month Class A Principal Balance                16,899,546.13

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                 604,141.88
     Class B-1 Certificate Rate                                    7.01%
     One twelfth of Class B-1 Certificate Rate                     0.58%
     Class B-1 Certificate Interest                            3,529.20
     Prior Month Class B-1 Overdue Interest                        0.00

     Class B-1 Interest Due                                    3,529.20
     Class B-1 Interest Paid                                   3,529.20

     Current Month Class B-1 Overdue Interest                      0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                 604,141.88
     Class B-1 Percentage                                          3.00%
     Base Principal Amount                                   896,674.40
     Class B-1 Base Principal Distribution Amount             26,900.23
     Prior Month B-1 Overdue Principal                             0.00
     Additional amount due for floor payment                   1,121.07
     Total B-1 Note Principal Due                             28,021.30
                                                             ----------

     Class B-1 Principal Paid                                 28,021.30


     Class B-1 Overdue Principal                                   0.00

     Current Month Class B-1 Principal Balance               576,120.57


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance            503,451.74
     Class B-2 Certificate Rate                               8.22%
     One twelfth of Class B-2 Certificate Rate                0.69%
     Class B-2 Certificate Interest                       3,448.64
     Prior Month Class B-2 Overdue Interest                   0.00

     Class B-2 Interest Due                               3,448.64
     Class B-2 Interest Paid                              3,448.64

     Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance            503,451.74
     Class B-2 Percentage                                     2.50%
     Base Principal Amount                              896,674.40
     Class B-2 Base Principal Distribution Amount        22,416.86
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment                934.23
     Total B-2 Note Principal Due                        23,351.09

     Class B-2 Principal Paid                            23,351.09

     Class B-2 Overdue Principal                              0.00

     Current Month Class B-2 Principal Balance          480,100.65

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

FLOOR TEST

     Initial ADCPB                                          72,024,925.77
     Floor percent                                                   3.00%
                                                            -------------
     Floor                                                   2,160,747.77

     Ending ADCPB                                           20,062,922.69

     less
     Beginning Balance - Class A          17,721,504
     Beginning Balance - Class B1            604,142
     Beginning Balance - Class B2            503,452
                                          ----------
                                          18,829,098
     less
     Current Month Payment - Class A         789,073
     Current Month Payment - Class B1         26,900
     Current Month Payment - Class B2         22,417
                                          ----------
                                             838,391        17,990,707.50


     Excess of ending ADCPB over Note balance after
        initial payments                                     2,072,215.19

     Excess (deficit) of excess balance over floor             (88,532.58)
     Cash available after payment of regular payments           34,940.15
                                                            -------------
     Additional payment to certificate holders                  34,940.15


ADJUSTED FLOOR TEST
  Ending ADCPB                                              20,062,922.69

     less
       Beginning Balance - Class A        17,721,504
       Beginning Balance - Class B1          604,142
       Beginning Balance - Class B2          503,452
                                          ----------
                                          18,829,098
     less
       Current Month Payment - Class A       821,958
       Current Month Payment - Class B1       28,021
       Current Month Payment - Class B2       23,351
                                          ----------
                                             873,331        17,955,767.35

  Excess of ending ADCPB over Note balance after
        initial payments                                     2,107,155.34

  Excess (deficit) of excess balance over floor                (53,592.43)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  20,959,597
     Servicer Fee Rate                                      0.5000%
     One-twelfth                                            0.0417%
     Servicer Fee                                         8,733.17

     Prior Servicer Fee Arrearage                             0.00
     Servicer Fee Due                                     8,733.17

     Servicer Fee Paid                                    8,733.17

     Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  20,959,597
     Back-Up Servicer Fee Rate                              0.0200%
     One-twelfth                                            0.0017%
     Back-up Servicer Fee                                   349.33

     Prior Back-Up Servicer Fee Arrearage                     0.00
     Total Back-Up Servicer Fee Due                         349.33

     Back-Up Servicer Fee Paid                              349.33

     Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                            291.67
     Trustee Fee Rate                                       0.0100%

     Prior Trustee Fee Arrearage                              0.00
     Total Trustee Fee Due                                  291.67

     Trustee Fee Paid                                       291.67

     Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance           17,721,504.45
     Monthly Premium Rate                                   0.0200%
     Prior Premium Arrearage                                  0.00
     Premium Amount Due

     Premium Amount Paid                                  3,544.00

     Current Premium Arrearage                            3,544.00

                                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or  [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

RESTRICTING EVENT CALCULATIONS

      (a) Event of Servicer Termination (Yes/No)               No
                                                           -----------

      (b) Certificate Insurer makes an Insured Payment         No
                                                           -----------

      (a) Gross Charge-Off Event (Yes/No)                      No
                                                           -----------

      (b) Delinquency Trigger Event                            No
                                                           -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                            Gross                       Gross                        Monthly
                          Defaults     Recoveries    Charge-Offs        ADCPB     Charge-Offs
                          --------     ----------    -----------     -----------  -----------
          2 months prior    6,517        19,443        (12,926)      21,911,953     (0.71)%
          1 month prior    15,844        13,921          1,923       21,037,548      0.11%
          Current               0         4,014         (4,014)      20,089,900     (0.24)%


          3 Month Gross Charge-Off Ratio                                            (0.28)%
          Maximum Allowed                                                            2.50%


30+ DELINQUENCIES

                                                           Monthly
                          Delinquencies    ADCPB        Delinquencies
                          -------------    -----        -------------
          2 months prior    1,533,212    21,911,953        7.00%
          1 month prior     1,367,908    21,037,548        6.50%
          Current month     1,152,772    20,089,900        5.74%

                        Delinquency Ratio:                 6.41%
                        Maximum Delinquency Ratio:         7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (>=180)                               No
                                                           -----------

      (b) Issuer Delinquency Trigger Ratio                     No
                                                           -----------


GROSS DEFAULTS (>=180)

                                                             Monthly
                        Gross Defaults          ADCPB     Gross Defaults
                        --------------       ----------   --------------
          Current               0            20,089,900      0.0000%
          1 month prior         0            21,037,548      0.0000%
          2 months prior        0            21,911,953      0.0000%
                               --            ----------      ------
          Sum/Average           0            21,013,134      0.0000%
                                                                  4
                                                             ------
          Gross Defaults                                     0.0000%

               i A      Subordinated Percentage               12.90%
              ii B      WAL of Remaining Leases                2.08
                        Two                                    2.00
                        Ratio (i/ii)/2                         3.11%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                            Delinquencies       ADCPB    Delinquencies
                            -------------    ----------  -------------
          2 months prior      436,127        21,911,953      1.99%
          1 month prior       372,775        21,037,548      1.77%
          Current month       243,822        20,089,900      1.21%



                        Issuer Delinquency Trigger Ratio:    1.66%
                        Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1) Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                  -----------

      (2) Has a Gross Charge-Off Event Occurred?                      No
                                                                  -----------

      (3) Has a Delinquency Event Occurred?                           No
                                                                  -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

       Aging/Delinquency Statistics

                                                               ADCPB              Total
       Current                                                18,937,128          94.26%
31-60 Days Past Due                                              524,339           2.61%
61-90 Days Past Due                                              384,610           1.91%
91+ Days Past Due                                                243,822           1.21%
                                                           -------------         ------

Total                                                         20,089,900         100.00%


Certificate Factors

Class A Notes                                                0.266632116
Class B-1 Notes                                              0.266632005
Class B-2 Notes                                              0.266632076


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                   72,024,925.77
Maximum Substitution (10% of Initial)                       7,202,492.58
Maximum Substitution for Defaulted Contracts (5%
   of Initial)                                              3,601,246.29

Prior month Cumulative ADCPB Substituted                    3,352,980.32
Current month ADCPB Substituted                                67,639.37
                                                           -------------
Cumulative ADCPB Substituted                                3,420,619.69

Prior month Cumulative ADCPB Substituted for
   Defaulted Contracts                                     1,320,928.59s
Current month ADCPB Substituted Defaulted Contracts                   --
                                                           -------------
Cumulative ADCPB Substituted for Defaulted Contracts        1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                       11,336,210.10
Current month ADCPB prepaid                                    12,172.74
                                                           -------------
Cumulative ADCPB prepaid                                   11,348,382.84

Prior month Cumulative ADCPB Defaulted                      4,390,515.53
Current month ADCPB Defaulted                                         --
                                                           -------------
Cumulative ADCPB Defaulted                                  4,390,515.53



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000
-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                        124,223.25

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                 (137,151.01)
     Transfer of prior period Excluded Amounts not yet transferred                                (46,298.39)
     Collections Received [5.02 (b)(d)]                                                         1,116,519.63
     Excluded Amounts [5.02 (d)][Definition]                                                     (487,938.59)
     Collections on Deposit due Collection Account [5.02 (d)]                                    (443,417.49)

     Ending Balance                                                                               125,937.40


COLLECTION ACCOUNT
     Beginning Balance, August 1, 2000                                                                                 441,928.54

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 2000
     Add:  Servicer Advance                                                                                            455,752.28
     Add:  Payments due Collection Account from last 2 business days prior period                                      142,690.31
     Add:  Add'l transfers                                                                                                   0.00
     Add: Amounts to Collection Acct from Security deposit account                                                           0.00
     Less: Total distributions on  August 10, 2000                                                                  (1,040,371.13)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                  443,417.49
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)                           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                           1,643.07
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
     Add: Security Deposits Related to Prepayment                                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                            0.00

     Ending balance on August 31, 2000 and September 1, 2000                                                           445,060.56

     Add: Servicer Advances to be deposited on Determination Date                                                      430,998.14
     Add: Payments due Collection Acct from last 3 business days                                                       110,058.24
     Add: Payments not yet transferred to the Collection Account                                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

     Adjusted Collection Account Balance                                                                               986,116.94



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                     0.00
     Add: Balance deposited on closing date                                                 0.00
     Add: Security Deposits [6.02 b]                                                        0.00
     Less: Amounts to Collection Account [6.02 c]                                           0.00
     Add:  Investment Earnings                                                              0.00
                                                                                            ----

     Ending balance on August 31, 2000                                                      0.00

     Less: Amounts to Collection Account [6.02 c]                                           0.00

     Adjusted Security Deposit  Account Balance                                             0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                  0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]       0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                      0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                        ----

     Ending balance on August 31, 2000                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]       0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                        ----

     Adjusted New Transferred Property Funding Account Balance                                          0.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 2000


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                              986,116.94

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                       0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                   0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                        0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                 8,733.17
            (C)    Servicing Charges inadvertently deposited in Collection Account                          0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                       349.33

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                         3,544.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                         291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                   92,890.22

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]               3,529.20

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                 3,448.64

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]    789,073.47

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]             0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1                         26,900.23
            Principal [6.06 c (xii)]  provided no restricting event exists

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2                         22,416.86
            Principal [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                              0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                       0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                    0.00
            Net of Additional Principal Distribution to Class A, B1 & B2.

            a.     Class A Additional Principal Distribution Amount                                    32,884.85

            b.     Class B1 Additional Principal Distribution Amount                                    1,121.07

            c.     Class B2 Additional Principal Distribution Amount                                      934.23


     Reviewed By:


     -----------------------------------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER